Offerings - Offering: 1	Aug. 25, 2025 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 5,959,661.15
Fee Rate	0.01531%
Amount of Registration Fee	$ 912.42
Offering Note
(1)
Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 242,756.055 shares of common stock of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) at a price equal to $24.44 per share, which represented the Company’s net asset value as of June 30, 2025 (“Actual Transaction Valuation”).

(2)	The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, equals $153.10 per $1,000,000 of the Actual Transaction Valuation.
(3)	An aggregate fee of $912.42 paid with the filing of the Schedule TO-I by the Company (File No. 005-93740) on May 30, 2025.